INCOME TAX	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 14 - INCOME TAX

The loss before income taxes and the related tax expense is as follows:

	Year ended December 31,
(in thousands)	2025	2024
Income (loss) before income taxes:
Domestic	$(26,486)	$(39,830)
Foreign	8	—
Total loss before taxes	$(26,478)	$(39,830)

Current taxes:
Federal	$—	$—
State	4	4
Foreign	—	—
Total current taxes	$4	$4

Deferred taxes:
Federal	$—	$—
State	—	—
Foreign	—	—
Total deferred taxes	—	—
Total	$4	$4

The following is a reconciliation of the difference between the effective income tax rate and the federal statutory tax rate:

	Year ended December 31,
	2025
	$ Amount	%
Federal income tax provision at statutory rate	$(5,560)	21.00%
State income tax provision, net of federal benefit (1)	3	(0.01)%
Permanent differences	407	(1.54)%
Change in valuation allowances	(4,305)	17.42%
Change in unrecognized tax benefits	(120)	0.45%
R&D tax credit	(1,874)	7.08%
Other:
Federal NOL carryforward deferred tax asset write-off	8,441	(31.88)%
R&D tax credit carryforward deferred tax write-off	2,106	(7.96)%
Share-based compensation deferred tax asset write-off	906	(4.58)%
Effective income tax rate	$4	(0.02)%
(1)	The state that contributed to the majority (greater than 50%) of the tax effect in this category was New Jersey.

A reconciliation of income taxes at the U.S. federal statutory rate to the provision for income taxes is as follows:

Year ended December 31,
2024
Federal income tax provision at statutory rate	21.00%
State income tax provision, net of federal benefit	(0.01)%
Permanent differences	(0.06)%
Change in valuation allowances	(20.94)%
Effective income tax rate	(0.01)%

Cash income taxes paid, net of refunds, totaled $4 thousand for the year ended December 31, 2025, all of which were paid in New Jersey.

The income tax expense for the years ended December 31, 2025 and 2024 differed from the amounts computed by applying the U.S. federal income tax rate of 21% to loss before tax expense as a result of nondeductible expenses, changes in state effective tax rates, foreign taxes, tax credits generated, true up of net operating loss carryforwards, and increase in the Company’s valuation allowance. The Company applies the elements of ASC 740-10 regarding accounting for uncertainty in income taxes. This clarifies the accounting for uncertainty in income taxes recognized in financial statements and required impact of a tax position to be recognized in the financial statements if that position is more likely than not of being sustained by the taxing authority. The total amount of unrecognized tax benefits of approximately $2.4 million and $2.6 million as of December 31, 2025 and 2024, respectively, net of the federal benefit, which is offset by a full valuation allowance. The Company’s policy is to recognize interest and penalties related to tax matters within the income tax provision. Tax years beginning in 2021 are generally subject to examination by taxing authorities, although net operating losses from all years are subject to examinations and adjustments for at least three years following the year in which the attributes are used.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
(in thousands)	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$76,431	$75,922
Tax credit carryforwards	7,060	7,171
Section 174 expenses	13,485	14,720
Share-based compensation	1,266	2,217
Accrued expenses and other	441	649
Total gross deferred tax assets	98,683	100,679
Less: valuation allowance	(98,683)	(100,679)
Net deferred tax assets	$—	$—

Realization of deferred tax assets is contingent upon sufficient future taxable income during the period that deductible temporary differences and carry forward losses are expected to be available to reduce taxable income. As the achievement of required future taxable income is not likely, the Company recorded a full valuation allowance.

At December 31, 2025 and 2024, the Company recorded a valuation allowance against its net deferred tax assets of $98.7 million and $100.7 million, respectively. The change in the valuation allowance during the years ended December 31, 2025 and 2024 was a decrease of $2.0 million and $10.9 million, respectively. A valuation allowance has been recorded since, in the judgment of management, these assets are not more likely than not to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences and carryforwards become deductible or are utilized. As of December 31, 2025, the Company had federal and state net operating loss carryforwards of $332.1 million and $94.2 million, respectively, of which $4.1 million will begin to expire in 2037 for federal and $94.2 million will begin to expire in 2040 for state purposes. As of December 31, 2025, the Company had federal research and development tax credit carryforwards of $7.1 million, which will begin to expire in 2031. The Company has no state research and development tax credit carryforwards. As a result of U.S. tax reform legislation, federal net operating losses generated beginning in 2018 and subsequent years carryforward indefinitely, however, the Company has federal net operating losses that pre-date U.S. tax reform legislation which begin to expire in 2037 and federal credit carryforwards that begin to expire in 2031. State net operating loss carryforwards begin to expire in 2040. Sections 382 and 383 of the Internal Revenue Code of 1986 subject the future utilization of net operating losses and certain other tax attributes, such as research and development tax credits, to an annual limitation in the event of certain ownership changes, as defined. The Company has not completed a 382 study through December 31, 2025; however, we have completed a 382 study through March 31, 2025, and we determined that we experienced ownership changes in connection with the 2020 merger between Menlo Therapeutics (our predecessor company) and Foamix Pharmaceuticals Ltd. and with our private placement transaction in November 2023. As a result of the ownership changes, $40.2 million of federal NOLs and $2.1 million of research and development tax credits are expected to expire unutilized and have been written off.

The Company generated research and development tax credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is known, a partial reserve has been presented as an uncertain tax position which is offset against the gross research and development deferred tax asset. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.

Uncertain tax positions:

ASC No. 740, Income Taxes, requires significant judgment in determining what constitutes an individual tax position as well as assessing the outcome of each tax position. Changes in judgment as to recognition or measurement of tax positions can materially affect the estimate of the effective tax rate and consequently, affect the operating results of the Company.

The following table summarizes the activity of the Company’s unrecognized tax benefits (in thousands):

Balance at January 1, 2024	$2,458
Reductions for prior year positions	(3)
Additions for current year positions	111
Balance at December 31, 2024	$2,566
Additions for prior year positions	306
Additions for current year positions	163
Reductions related to write off of R&D Tax Credit from Deferred Tax Asset	(589)
Balance at December 31, 2025	$2,446